INVESTOR PRESENTATION

1Q 2026

NASDAQ: ALRS

ALERUS

DISCLAIMERS

Forward-Looking Statements

This earnings release contains "forward-looking statements" within the meanings of the Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends such forward-looking statements to be covered by the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of Alerus Financial Corporation. These statements are often, but not always, identified by words such as "may", "might", "should", "could", "predict", "potential", "believe", "expect", "continue", "will", "anticipate", "seek", "estimate", "intend", "plan", "projection", "would", "annualized", "target" and "outlook", or the negative version of those words or other comparable words of a future or forward-looking nature. Examples of forward-looking statements include, among others, statements we make regarding our projected growth, anticipated future financial performance, financial condition, credit quality, management's long-term performance goals and the future plans and prospects of Alerus Financial Corporation.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent known and unknown uncertainties, risks, changes in circumstances and other factors that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the following: the strength of the local, state, national and international economies and financial markets (including effects of inflationary pressures and future monetary policies of the Federal Reserve and executive orders in response thereto); interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from actions taken by the federal government, including the threat or implementation of tariffs, immigration enforcement, executive orders, and changes in foreign policy; disruptions to the global supply chain, including as a result of domestic or foreign policies; our ability to successfully manage credit risk, including in the commercial real estate ("CRE") portfolio, and maintain an adequate level of allowance for credit losses; business and economic conditions generally and in the financial services industry, nationally and within our market areas, including the level and impact of inflation rates and possible recession; our ability to raise additional capital to implement our business plan; credit risks and risks from concentrations (including by type of borrower, geographic area, collateral, and industry) within our loan portfolio; the concentration of large loans to certain borrowers (including CRE loans); the level of nonperforming assets on our balance sheet; our ability to implement organic and acquisition growth strategies; the commencement, cost, and outcome of litigation and other legal proceedings and regulatory actions against us or to which the Company may become subject, including with respect to pending actions relating to the Company's previous employee stock ownership program fiduciary services commenced by government and private parties; the impact of economic or market conditions on our fee-based services; our ability to continue to grow our retirement and benefit services business; our ability to continue to originate a sufficient volume of residential mortgages; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors' information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; potential losses incurred in connection with mortgage loan repurchases; the composition of our executive management team and our ability to attract and retain key personnel; rapid and expensive technological changes implemented by us and other parties in the financial services industry, including third-party vendors, which may be more difficult to implement or more expensive than anticipated or which may have unforeseen consequences to us and our customers, including the development and implementation of tools incorporating artificial intelligence; increased competition in the financial services industry, including from non-banks such as credit unions, Fintech companies and digital asset service providers; our ability to successfully manage liquidity risk, including our need to access higher cost sources of funds such as fed funds purchased and short-term borrowings; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation ("FDIC") insurance limits; the effectiveness of our risk management framework; potential impairment to the goodwill the Company recorded in connection with our past acquisitions, including the acquisitions of Metro Phoenix Bank and HMN Financial, Inc. ("HMNF"); the extensive regulatory framework that applies to us; the ability of Alerus Financial, National Association (the "Bank") to pay dividends to us and our ability to pay dividends to our stockholders; new or revised accounting standards, as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, the Securities and Exchange Commission (the "SEC") or the Public Company Accounting Oversight Board; fluctuations in the values of the securities held in our securities portfolio, including as a result of changes in interest rates; governmental monetary, trade and fiscal policies; risks related to climate change and the negative impact it may have on our customers and their businesses; severe weather and natural disasters, and widespread disease or pandemics; acts of war, military conflicts, or terrorism, including the wars in Iran and Ukraine, ongoing conflicts in the Middle East, and other international military conflicts, or other adverse external events and changes in foreign relations; the impact of the current partial shutdown of the federal government and possible future shutdowns; any material weaknesses in our internal control over financial reporting; our success at managing and responding to the risks involved in the foregoing items; and any other risks described in the "Risk Factors" sections of the reports filed by Alerus Financial Corporation with the SEC.

Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Non-GAAP Financial Measures

This presentation includes certain ratios and amounts that do not conform to U.S. Generally Accepted Accounting Principles, or GAAP. Management uses certain non-GAAP financial measures to evaluate financial performance and business trends from period to period and believes that disclosure of these non-GAAP financial measures will help investors, rating agencies and analysts evaluate the financial performance and condition of Alerus Financial Corporation. This presentation includes a reconciliation of each non-GAAP financial measure to the most comparable GAAP equivalent.

Miscellaneous

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Alerus Financial Corporation after the date hereof. Certain of the information contained herein may be derived from information provided by industry sources. We believe that such information is accurate and that the sources from which it has been obtained are reliable. We cannot guarantee the accuracy of such information, however, and we have not independently verified such information.

COMPANY PROFILE

Alerus is a Leading Commercial Wealth Bank and a National Retirement Plan Provider

Diversified Revenue[1]

Last Twelve Months Ended March 31, 2026

Net Interest Income:
$176.2 million
59.1% of revenue

Adjusted Noninterest Income[1]:
$122.0 million
40.9% of revenue



Retirement & Benefits Revenue 22.5%
Net Interest Income 59.1%
Wealth Advisory Revenue 9.6%
Banking Fees & (1)(2) Other Revenue 8.8%

Retirement and Benefit Services

Retirement Services

- Plan administration
- Trust and custodial offerings
- Record keeping

Benefit Services

- Health savings accounts
- Flexible spending accounts
- COBRA

AUA / AUM[3]:
$ in billions



5-Year CAGR: 5.2%
$36.7
$32.1
$36.7
$40.7
$44.9
$42.3
2021
2022
2023
2024
2025
1Q 2026

Banking Services

Business Services

- Commercial and small business offerings
- Treasury management services
- CRE and SBA Lending

Consumer Services

- Private banking
- Savings, money markets, CDs
- Mortgage services

Assets:
$ in billions



5-Year CAGR: 11.4%
$3.4
$3.8
$3.9
$5.3
$5.2
$5.3
2021
2022
2023
2024
2025
1Q 2026

Wealth Advisory Services

- **Financial Planning:** Retirement | Tax | Estate planning
- **Investment Management:** Managed investments | Brokerage
- **Trust and Fiduciary:** Estate administration | Corporate trusteeship

AUA / AUM:
$ in billions



5-Year CAGR: 4.7%
$4.0
$3.6
$4.0
$4.6
$4.9
$4.8
2021
2022
2023
2024
2025
1Q 2026

1. Excludes net losses on investment securities, net gains on sale of loans, and net losses on sale/disposal of fixed assets. See "Non-GAAP Disclosure Reconciliation."
2. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Data is approximate based on the data available at the time of release.

COMPANY FOOTPRINT AND SCALE


Banking
Loans: $4,035
4.6%
14.0%
25.3%
56.1%
Deposits: $4,348
22.4%
30.9%
6.4%
2.9%
37.4%
Wealth Advisory
AUA / AUM: $4,793
4.3%
15.9%
9.8%
70.0%
Retirement and Benefits
AUA / AUM(1): $42,274
9.6%
14.1%
76.3%
Legend:
($ in millions)
North Dakota
Minnesota
Arizona
Wisconsin and Iowa
National
Synergistic(3)

Market Distribution and Client Base[1]

- **56,800** Consumer clients[2]
- **17,700** Commercial clients[2]
- **12,000** Wealth clients
- **5,600** Employer-sponsored retirement plans
- **329,000** Employer-sponsored retirement participant accounts
- **129,100** Health and welfare benefit participant accounts

26 Full-Service Banking Offices

- **Grand Forks, ND:** 4 offices
- **Fargo, ND:** 2 offices
- **Twin Cities, MN:** 6 offices
- **Rochester, MN:** 3 offices
- **Southern MN, WI and IA:** 9 offices
- **Phoenix, AZ:** 2 offices

Retirement and Benefit Services

- Retirement plan service clients in all **50 states**



1. Client base data is approximate based on the data available at the time of release and rounded to the nearest hundred.
2. Includes applicable clients from our Banking, Wealth Advisory, and Retirement and Benefits segments.
3. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

Data as of 3/31/2026

STRATEGIC GROWTH

To supplement our organic growth, we have executed 26 acquisitions throughout the history of our company including: 16 in Banking and 10 in Retirement and Benefits.



1879
Began as the Bank of Grand Forks
2000
Rebranded to Alerus
2007
Expanded to Minnesota Market
2009
Expanded to Arizona Market
2019
Completed Initial Public Offering (IPO)
2022
Acquired Metro Phoenix Bank
2024
Acquired HMN Financial, Inc.

Deposit Balances[1] (% by Year Client Account Opened)



Pre-2017
38%
2017-2021
29%
2022-2026
33%

Retirement and Benefits Acquisition Highlights

- **2003:** Acquired Pension Solutions, Inc.
  - Transformed Alerus into a national competitor, increasing scale and growth potential
- **2016:** Acquired Alliance Benefit Group North Central States, Inc.
  - Expanded service offerings with complementary health and welfare services and valuable HSA deposits
- **2020:** Acquired Retirement Planning Services, Inc.
  - Expanded into the Colorado market

1. Data as of 3/31/2026.

COMPANY PERFORMANCE



Return on Average Assets
1.66%
1.14%
0.82%(1)
0.39%
1.35%(1)
1.79%
1.31%
1.12%
2021
2022
2023
2024
2025
1Q 2026
ALRS
KRX Median (5-Yr Avg)(2)
KRX Top Quartile (5-Yr Avg)(2)



Return on Average Tangible Common Equity(3)
18.89%
15.09%
11.95%(1)
7.14%
19.50%(1)
21.85%
17.00%
14.52%
2021
2022
2023
2024
2025
1Q 2026
ALRS
KRX Median (5-Yr Avg)(2)
KRX Top Quartile (5-Yr Avg)(2)



Tangible Book Value Per Common Share(3)
$ per Share
$17.87
$14.37
$15.46
$14.44
$17.55
$18.15
2021
2022
2023
2024
2025
1Q 2026



Dividends Declared Per Common Share
$ per Share
Alerus has a decades-long history of consistently paying quarterly dividends.
IPO
$0.57
$0.60
$0.63
$0.70
$0.75
$0.79
$0.83
$0.21
2019
2020
2021
2022
2023
2024
2025
1Q 2026

1. Excludes net losses on investment securities (after-tax) of $19.5 million in 2023 and of $54.0 million in 2025. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Source S&P Capital IQ.
3. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

STRATEGIC INITIATIVES

Our Purpose is to Help Our Clients Achieve Theirs.

Organic Growth

- **New client** acquisition, retention, and **deepening** existing relationships
- **Diversified business model** brings value to clients through advice and specialty solutions
- Leveraging **growth synergies** unavailable to traditional banking organizations

Employer of Choice

- Recruiting and retaining **top talent** with deep industry expertise
- Fostering a purpose-driven culture that **attracts high performers**
- **Accelerating growth** in existing or new mid-market C&I banking markets and specialty niches **with talent and team lift-outs**

Strategic Acquisitions

- Proven **acquiror of choice**: complementary business models, culture, and growth opportunities
- Targeting **retirement and benefit** service providers, **wealth management** firms, and **banks**

Productivity and Efficiency

- **Secure, reliable** technology meeting evolving client expectations
- Integrating our full offerings through **fast-follower** technology strategy
- Streamlining operations and **automating workflows** to drive **scalable growth**



Organic Growth
Employer of Choice
One Alerus
Productivity and Efficiency
Strategic Acquisitions

Our Purpose Powers Our Culture. Our Core Values Put It into Action.

Passion for Excellence: Act with accountability and sense of urgency to best serve clients and achieve exceptional results

Success is Never Final: Embrace opportunities to adapt and grow with our industry and our clients

Do the Right Thing: Lead with integrity and provide valued advice and guidance

One Alerus: Work together to provide purpose-driven products and services for our clients

OFFICERS AND DIRECTORS

Executive Management



Katie O'Neill Lorenson
Director, President and Chief Executive Officer
9 years with Alerus



Al Villalon
Executive Vice President and Chief Financial Officer
4 years with Alerus



Karin Taylor
Executive Vice President and Chief Operating Officer
8 years with Alerus



Jim Collins
Executive Vice President and Chief Banking and Revenue Officer
4 years with Alerus



Forrest Wilson
Executive Vice President and Chief Retirement Services Officer
2 years with Alerus



Missy Keney
Executive Vice President and Chief Engagement Officer
21 years with Alerus

Board of Directors



Dan Coughlin
Since 2016
Chairman, Alerus Financial Corp.
Former MD & Co-Head – Fin'l Services Inv. Banking, Raymond James; Former Chairman & CEO, Howe Barnes Hoefer & Arnett



Randy Newman
Since 1988
Former President and CEO, Alerus



Galen Vetter
Since 2013
Former Global CFO, Franklin Templeton Investments; Former Partner-in-Charge, Upper Midwest Region, RSM



Janet Estep
Since 2021
Former President and CEO, Nacha; Former EVP, US Bank Transaction Division; Former VP, Pace Analytical Services



Mary Zimmer
Since 2021
Former Director of Diverse Client Segments and Former Northern Regional President, Wells Fargo Advisors; Former Head of Intl. Wealth USA, Royal Bank of Canada U.S. Wealth Mgmt.



John Uribe
Since 2023
Chief Financial Officer
Blue Cross and Blue Shield of Minnesota



Nikki Sorum
Since 2023
Former Head of Sales and Distribution, Thrivent; Former SVP, Private Client Group, RBC Wealth Management
Former Partner, McKinsey & Company



Jeffrey Bolton
Since 2024
Former Chief Administrative Officer and Chief Financial Officer, Mayo Clinic


ALERUS

First Quarter Highlights

Office in Minnetonka, Minnesota

1Q 2026 HIGHLIGHTS

Success is Never Final

Strong First Quarter Returns

- Adjusted pre-provision net revenue[1] increased 0.9% compared to the fourth quarter of 2025.
- Net interest margin (on a tax-equivalent basis)[1] increased 8 bps compared to the fourth quarter of 2025.
- Adjusted noninterest Income as a percentage of adjusted revenue[1] was 40.7% in the first quarter of 2026.

Healthy Balance Sheet Positioning

- The loan to deposit ratio was 92.8% as of March 31, 2026, a 3.8% decline from December 31, 2025.
- Noninterest-bearing deposits increased $49.7 million from December 31, 2025, representing 19.7% of total deposits as of March 31, 2026.
- Loan balances remained stable as marginal credits were trimmed, offsetting new originations.

Robust Capital, Reserve Levels

- Total reserves to loans ratio of 1.25%, a decrease of 28 bps from December 31, 2025.
- Tangible common equity to tangible assets[1] improved to 8.85% from 8.72% at December 31, 2025.

Value Creation

- Repurchased $6.0 million of the Company's outstanding common stock, reducing common shares outstanding by 250,000 shares at quarter end.
- Dividends of $0.21 per share, or $5.3 million of stockholders' equity, in the first quarter of 2026.

Adjusted ROAA[1]:
1.79%
+17 bps vs. 4Q 2025

Adjusted ROTCE[1]:
21.96%
+91 bps vs. 4Q 2025

Loans:
$4.0 billion
Stable vs. 4Q 2025

Deposits:
$4.3 billion
+$0.2 billion vs. 4Q 2025

CET1:
10.6%
Well above bank regulatory requirements

ACL to Total Loans:
1.25%
-28 bps vs. 4Q 2025

Adjusted EPS[1]:
$0.89
+$0.04 vs. 4Q 2025

TBV Per Share[1]:
$18.15
+$0.60 vs. 4Q 2025

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY RETURN METRICS

Adjusted Return on Average Assets[1]



1.10%
1.41%
1.28%
1.62%
1.79%
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026

Reported:	1.02%	1.53%	1.28%	(2.50)%	1.79%

Adjusted Return on Average Equity[1]



11.66%
14.56%
12.86%
15.39%
16.53%
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026

Reported:	10.82%	15.82%	12.80%	(23.75)%	16.44%

Adjusted Return on Average TCE[1]



17.61%
21.02%
18.55%
21.05%
21.96%
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026

Reported:	16.50%	22.65%	18.48%	(28.15)%	21.85%

Adjusted EPS[1]



$0.56
$0.72
$0.66
$0.85
$0.89
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026

Reported:	$0.52	$0.78	$0.65	$(1.27)	$0.89

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY INCOME STATEMENT ITEMS

Net Interest Income & Net interest Margin[(1)/(2)]

$ in thousands



$41,157
$43,032
$43,136
$45,174
$44,912
3.41%
3.51%
3.50%
3.69%
3.77%
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
Net Interest Income
NIM[(1)]

Adjusted Noninterest Income[(1)] & as a % of Adjusted Revenue[(1)]

$ in thousands



Adjusted Noninterest Income[(1)]
as a percent of adjusted revenue[(1)]
$27,632
$29,732
$29,465
$31,899
$30,868
40.2%
40.9%
40.6%
41.4%
40.7%
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026

Reported Noninterest Income:	$27,632	$31,763	$29,430	$(36,949)	$30,847

Adjusted PPNR[(1)] & as a % of Total Average Assets[(1)]

$ in thousands



$19,737
$24,314
$22,121
$25,292
$25,521
1.52%
1.84%
1.66%
1.91%
1.98%
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
Adjusted PPNR[(1)]
as a % of Average Assets[(1)]

Adjusted Noninterest Expense[(1)] & Adjusted Efficiency Ratio[(1)]

$ in thousands



Adjusted Noninterest Expense[(1)]
Adjusted Effciency Ratio[(1)]
$49,052
$48,450
$50,480
$51,781
$50,259
66.9%
62.4%
65.2%
63.6%
63.2%
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026

Reported Noninterest Expense:	$50,365	$48,438	$50,541	$51,881	$50,392
Reported Efficiency Ratio:	68.8%	60.7%	65.3%	557.5%	63.4%

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Tax-equivalent net interest margin.

KEY BALANCE SHEET ITEMS

Loans & Quarterly Average Yield

$ in thousands



Total Loans
Quarterly Average Loan Yield
$4,085,485
$4,044,656
$4,102,076
$4,048,022
$4,034,744
6.23%
6.31%
6.31%
6.35%
5.94%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026

Investment Securities & Quarterly Average Yield

$ in thousands



$839,535
$806,671
$791,776
$770,424
$771,414
2.79%
2.69%
2.64%
2.45%
3.84%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
Total Investment Securities
Quarterly Average Investment Yield

Deposits & Quarterly Average Cost

$ in thousands



Total Deposits
Quarterly Average Deposit Cost
$4,485,291
$4,337,468
$4,412,653
$4,192,003
$4,347,882
2.18%
2.12%
2.20%
2.03%
1.82%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026

Loan to deposit ratio:	91.1%	93.2%	93.0%	96.6%	92.8%

Synergistic Deposits [1]

$ in thousands



$1,047,045
$918,850
$937,788
$978,196
$973,286
23.3%
21.2%
21.3%
23.3%
22.4%
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026
Synergistic Deposits(1)
As a % of total deposits

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.


ALERUS

First Quarter Details

Office in Fargo, North Dakota

1Q 2026 RESULTS

Income Statement

($ in thousands, except per share data)	Quarterly 1Q 2025	4Q 2025	1Q 2026
Income Statement			
Net Interest Income	$ 41,157	$ 45,174	$ 44,912
Provision for Credit Losses	863	(308)	(4,883)
Net Interest Income After Provision for Credit Losses	40,294	45,482	49,795
Noninterest Income (Loss)	27,632	(36,949)	30,847
Noninterest Expense	50,365	51,881	50,392
Income (Loss) Before Income Tax Expense (Benefit)	17,561	(43,348)	30,250
Income Tax Expense (Benefit)	4,246	(10,298)	7,279
Net Income (Loss)	$ 13,315	$ (33,050)	$ 22,971
Adjusted Net Income [1]	*14,352*	*21,419*	*23,093*
Pre-Provision Net Revenue [1]	$ 18,424	$ (43,656)	$ 25,367
Adjusted Pre-Provision Net Revenue [1]	*19,737*	*25,292*	*25,521*
Per Common Share Data			
Earnings (Loss) Per Common Share - Diluted	$ 0.52	$ (1.27)	$ 0.89
Adjusted Earnings Per Common Share - Diluted [1]	*0.56*	*0.85*	*0.89*
Diluted Average Common Shares Outstanding	25,653	25,710	25,679

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

1Q 2026 RESULTS

Balance Sheet, Capital, Credit Quality & Other

($ in thousands)	Quarterly 1Q 2025	4Q 2025	1Q 2026
Balance Sheet			
Total Assets	$ 5,339,620	$ 5,230,084	$ 5,287,971
Total Loans	4,085,483	4,048,022	4,034,744
Total Deposits	4,485,290	4,192,003	4,347,882
Tangible Common Equity[1]	387,426	445,929	457,662
Capital Ratios			
Common Equity Tier 1 Captial Ratio (%)	10.10 %	10.28 %	10.60 %
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.43 %	8.72 %	8.85 %
Loans/Deposits (%)	91.09 %	96.57 %	92.80 %
Credit Quality Ratios			
NPLs/Loans (%)	1.24 %	1.71 %	1.34 %
NPAs/Assets (%)	0.96 %	1.33 %	1.02 %
Criticized Loans/Loans (%)	5.64 %	3.68 %	3.28 %
Allowance/NPLs (%)	122.59 %	89.65 %	93.73 %
Allowance/Loans (%)	1.52 %	1.53 %	1.25 %
NCOs/Average Loans (%)[1]	0.04 %	(0.03) %	0.71 %
Other Data			
Retirement and Benefit Services AUA/AUM[2]	$ 39,925,596	$ 44,925,311	$ 42,273,839
Wealth Advisory Services AUA/AUM	4,500,852	4,850,600	4,792,609
Mortgage Originations	70,593	136,780	94,434

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Data is approximate based on the data available at the time of release.

EARNING ASSETS

March 31, 2026 Loan Portfolio[1]



Other consumer, 1.0%
Residential real estate, 29.4%
Agriculture, 2.6%
CRE - Multifamily, 9.7%
CRE - Construction, land and development, 3.6%
CRE - Non-owner occupied, 24.2%
CRE - Owner occupied, 11.0%
Commercial and industrial, 18.5%

1Q 2026 Loan Portfolio[1] Changes



$ in millions
$4,048
$135
$37
$5
$3
$(7)
$(91)
$(96)
$4,035
4Q25 Total
Originations
Advances
Revolving LOCs, (Net)
PAA[2]
Net Charge-offs
Payoffs
Amortized Payments
1Q26 Total

Investment Portfolio



$ in thousands
AFS
HTM
Trading Securities
$839,535
67.6%
567,728
32.0%
268,760
0.4%
3,047
3/31/2025
$770,424
66.7%
514,095
33.1%
254,571
0.2%
1,758
12/31/2025
$771,414
67.7%
522,101
32.1%
247,555
0.2%
1,758
3/31/2026

	3/31/2025	12/31/2025	3/31/2026
Average Period Yield	2.79%	2.45%	3.84%
% of Earning Assets:	16.8%	15.7%	15.6%
AOCI:	$(63,254)	$(2,156)	$(4,237)

Quarterly Highlights

- Total loans decreased $13.3 million, or 0.3%, from December 31, 2025.
- The quarter-over-quarter decrease was primarily driven by a $28.3 million decrease in consumer loans, partially offset by a $15.1 million increase in commercial loans.
- Total non-owner occupied and multifamily CRE loans to total Bank risk-based capital[3] was 264% as of March 31, 2026.
- The investment portfolio increased $1.0 million, or 0.1%, from December 31, 2025, as paydowns and maturities were replaced with the purchase of new investments.

1. Additional loan portfolio breakdown available in the Appendix.
2. Purchase accounting accretion ("PAA") from acquired loans.
3. Bank total risk-based capital was $518 million as of March 31, 2026.

DEPOSIT CHARACTERISTICS

March 31, 2026 Deposit Portfolio (by Category)


HSA deposits, 5.0%
Time deposits, 13.1%
Noninterest-bearing, 19.7%
Money market and savings, 28.9%
Interest-bearing demand, 33.3%

1Q 2026 Deposit Portfolio Changes

$ in millions


$4,192
$153
$50
$15
$(56)
$(6)
$4,348
4Q25 Total
Interest-bearing demand
Noninterest-bearing
HSA deposits
Money market and savings
Time deposits
1Q26 Total

March 31, 2026 Deposit Portfolio (by Client Segment)


Public 6.3%
Synergistic[1] 22.4%
Consumer 34.4%
Commercial 36.9%

Total synergistic deposit[1] balances were stable compared to December 31, 2025

Quarterly Highlights

- Total deposits increased $155.9 million, or 3.7%, from December 31, 2025.
- Noninterest-bearing deposits grew 6.2% from the fourth quarter of 2025.
- The loan to deposits ratio was 92.8% as of March 31, 2026, a decrease of 3.8% from December 31, 2025.
- The quarter-over-quarter increase in total deposits was primarily driven by seasonal inflows of public depositor funds and consumer deposit growth.

1. Synergistic deposits are sourced from the Retirement and Benefit Services and Wealth Advisory Services segments.

NET INTEREST INCOME

Yields and Rates

Net Interest Margin[1]


3.41%
3.69%
3.77%
1Q 2025
4Q 2025
1Q 2026

Earning Assets


2.79%
6.23%
5.63%
2.45%
6.35%
5.72%
3.84%
5.94%
5.59%
1Q 2025
4Q 2025
1Q 2026
Investment Securities Yield
Loan Yield
Total Earning Asset Yield

Cost of Funds


2.18%
2.71%
2.34%
2.03%
2.49%
2.18%
1.82%
2.25%
1.97%
1Q 2025
4Q 2025
1Q 2026
Cost of Total Deposits
Cost of Interest Bearing Deposits
Total Cost of Funds

NII and NIM[1] Walk

$ in Thousands


$45,174
$1,848
$809
$(242)
$(998)
$(1,679)
$44,912
4Q 2025
Liability Rate
Liability Volume/Mix
Asset Volume/Mix
Accrual Days
Asset Rate & PAA
1Q 2026

NIM:[1]	3.69%	0.16%	0.08%	(0.02)%	0.00%	(0.14)%	3.77%

Quarterly Highlights

- Net interest income for the first quarter of 2026 was $44.9 million, a $0.3 million, or 0.6%, decrease from the fourth quarter of 2025.
  - The decrease was primarily due to a one-time $2.4 million adjustment related to a sold loan participation recorded in the fourth quarter of 2025, partially offset by higher interest income on investment securities and a decrease in average rates paid on deposits and borrowings.
- Net interest margin (on a tax-equivalent basis)[1] increased 8 bps to 3.77%, from 3.69% for the fourth quarter of 2025.
  - The increase was mainly attributable to lower cost of funds and higher yields on investment securities, partially offset by a one-time adjustment related to a sold loan participation recorded in the fourth quarter of 2025, lower loan yields, and less purchase accounting accretion.
  - Net interest margin (on a tax-equivalent basis)[1] was impacted by 25 bps of purchase accounting accretion in the first quarter of 2026.

1. Net Interest Margin (on a tax-equivalent basis). Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
Yields and rates have been annualized.

NONINTEREST INCOME

Adjusted Noninterest Income[1] Represents Over **40%** of Adjusted Revenue[1]

Adjusted Noninterest Income[1]



$ in thousands
Adjusted Banking Fees & Other(1)
Wealth Advisory Services
Retirement & Benefit Services
$27,632
16.7%
$4,621
25.0%
$6,905
58.3%
$16,106
$31,899
22.6%
$7,201
23.3%
$7,438
54.1%
$17,260
$30,868
20.2%
$6,225
23.4%
$7,237
56.4%
$17,406
1Q 2025
2Q 2025
3Q 2025

Reported:	$27,632	$(36,949)	$30,847

Adjusted Noninterest Income[1]: -3.2% Linked quarter
+11.7% Year-over-year

Quarterly Highlights

- Adjusted banking fees & other income[1] decreased 13.6% from the fourth quarter of 2025, primarily driven by a decrease in swap fee revenue.
- Retirement and Benefit Services revenue increased 0.8% compared to the fourth quarter of 2025, driven by an increase in recurring annual income.
- Wealth Advisory Services revenue decreased 2.7% from the fourth quarter of 2025, primarily driven by a decline in both asset-based fees tied to equity markets, and transaction-based fees.

Year-Over-Year Highlights

- Adjusted banking fees & other income[1] increased 34.7% from the first quarter of 2025.
- Retirement and Benefit Services revenue increased 4.8% compared to the first quarter of 2025. The increase was primarily driven by both asset-based and transaction-based fees.
- Wealth Advisory Services revenue increased 8.1% from the first quarter of 2025 driven by asset-based fees.
- Mortgage banking revenue increased $2.0 million compared to the first quarter of 2025, due to an increase in mortgage servicing asset valuation, as well as increased origination volume and improved gain on sale margin.

1. Excludes net losses on investment securities, net gains on sale of loans, and net losses on sale/disposal of fixed assets. See "Non-GAAP Disclosure Reconciliation."

BANKING SERVICES

Divisional[1] Income Statement

($ in thousands)	Quarterly 1Q 2025	4Q 2025	1Q 2026
Net interest income	$ 41,157	$ 45,174	$ 44,912
Provision for credit losses	863	(308)	(4,883)
Noninterest income[2]/[3]	4,621	6,756	6,204
Total revenue	44,915	52,238	55,999
Noninterest expense[4]	29,211	28,562	27,393
Net income before taxes:	**$ 15,704**	**$ 23,676**	**$ 28,606**

Noninterest Income[2]/[3] Breakdown



$ in thousands
One-time Items (3)/(5)
Other
Debit Card Interchange
Service Charges
Mortgage
$4,621
$1,757
$686
$651
$1,527
$6,756
$2,404
$860
$734
$3,203
$(445)
$6,204
$961
$796
$933
$3,535
$(21)
1Q 2025
4Q 2025
1Q 2026

Mortgage Highlights



$ in millions
Portfolio
Sale
$71
$6
$65
$137
$17
$120
$94
$8
$86
1Q 2025
4Q 2025
1Q 2026

	1Q 2025	4Q 2025	1Q 2026
Purchase:	83.5%	69.8%	65.3%
Refinance:	16.5%	30.2%	34.7%

Quarterly Highlights

- Banking services noninterest income decreased $0.6 million, or 8.2%, from the fourth quarter of 2025.
- Other income for the first quarter of 2026 decreased $1.4 million, or 60.0%, from the fourth quarter of 2025, primarily driven by lower swap fee revenue.
- Mortgage revenue for the first quarter of 2026 increased $0.3 million, or 10.4%, from the fourth quarter of 2025. The increase was primarily driven by an increase in mortgage servicing asset valuation and gain on sale margin, partially offset by lower origination volume.

1. Includes Corporate Administration income.
2. Banking noninterest income consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
3. Excludes net losses on investment securities of $68.4 million in 4Q 2025. See "Non-GAAP Disclosure Reconciliation."
4. Excludes non-personnel HMNF acquisition-related expenses.
5. One-time items include losses on the disposal of premises and equipment of $(445) in 4Q 2025 and $(21) in 1Q 2026.

RETIREMENT AND BENEFIT SERVICES

Divisional[1] Income Statement

($ in thousands)	Quarterly 1Q 2025	4Q 2025	1Q 2026
Recurring annual income	$ 14,408	$ 15,193	$ 15,560
Transactional income	1,698	2,067	1,846
Total noninterest income	16,106	17,260	17,406
Noninterest expense	13,617	14,812	14,609
Net income before taxes:	**$ 2,489**	**$ 2,448**	**$ 2,797**

AUA / AUM [2] and Participant Accounts [2]



$ in millions
AUA/AUM
Retirement Participant Accounts
H&W Benefit Participant Accounts(3)
$32,123
$36,682
$40,729
$44,925
$42,274
384,800
397,000
411,600
406,700
329,000
133,000
134,700
144,700
145,900
129,100
2022
2023
2024
2025
1Q 2026

Number of Retirement Plans[2]:	8,100	8,300	8,600	8,800	5,600

Synergistic Deposits[4]



$ in thousands
$529,584
$598,160
$683,149
$725,618
$742,430
$167,796
$188,349
$211,988
$226,168
$247,146
$166,171
$176,729
$190,270
$203,404
$217,939
$195,617
$233,082
$280,891
$296,046
$277,345
2022
2023
2024
2025
1Q 2026
Money Market
HSA
Other

Quarterly Highlights

- Retirement and Benefit Services revenue increased 0.8% compared to the fourth quarter of 2025, driven by an increase in recurring annual income.
- AUA / AUM decreased 5.9% from December 31, 2025. This was primarily due to a strategic realignment of record-keeping partners that is expected to have minimal impact on revenue in future periods.
- 60% of Retirement and Benefit Services revenue is tied to plans, participants, and activity. 40% of revenue is market sensitive.
- 50% of Retirement and Benefit Services synergistic deposits[4] are indexed.
- HSA synergistic deposits[4] increased 7.1% from December 31, 2025, and had an average cost of funds of 10 bps for the first quarter of 2026.

1. Excludes funds transfer pricing credit on synergistic deposits.
2. Data is approximate based on the data available at the time of release and rounded to the nearest hundred.
3. Refers to health and welfare benefit participant accounts.
4. Synergistic deposits include deposits sourced from the Retirement and Benefit Servies segment.

WEALTH ADVISORY SERVICES

Divisional[1] Income Statement

($ in thousands)	1Q 2025	4Q 2025	1Q 2026
	Quarterly		
Asset management	$ 5,761	$ 6,553	$ 6,454
Brokerage	534	459	394
Insurance and other	610	426	389
Total noninterest income	6,905	7,438	7,237
Noninterest expense	4,837	5,620	5,727
Net income before taxes:	**$ 2,068**	**$ 1,818**	**$ 1,510**

AUA / AUM



$ in millions
$3,583
$4,019
$4,579
$4,851
$4,793
2022
2023
2024
2025
1Q 2026

Synergistic Deposits[2]



$ in thousands
$161,973
$253,384
$290,411
$252,578
$230,856
2022
2023
2024
2025
1Q 2026

Quarterly Highlights

- Wealth Advisory Services revenue decreased 2.7% from the fourth quarter of 2025, primarily driven by a decline in both asset-based fees tied to equity markets, and transaction-based fees.
- AUA / AUM decreased 1.2% from December 31, 2025.
- Wealth Advisory Services synergistic deposits[2] decreased 8.6% in the first quarter of 2026 compared to December 31, 2025.
- Wealth Advisory Services synergistic deposits[2] are indexed.

1. Excludes funds transfer pricing credit on synergistic deposits.
2. Synergistic deposits include deposits sourced from the Wealth Advisory Services segment.

NONINTEREST EXPENSE

Adjusted Noninterest Expense[1]


$ in thousands
Other[2]
Professional Fees and Assessments
Business Services, Software and Technology
Occupancy and Equipment
Compensation and Benefits
$49,052
$7,986
$2,710
$5,752
$2,907
$29,697
$51,781
$6,846
$3,201
$6,794
$3,658
$31,282
$50,259
$6,599
$3,834
$5,839
$3,427
$30,560
1Q 2025
4Q 2025
1Q 2026

	1Q 2025	4Q 2025	1Q 2026
Reported:	$50,365	$51,881	$50,392

Adjusted Noninterest Expense[1]:	-2.9% Linked quarter +2.5% Year-over-year

Quarterly Highlights

- Adjusted noninterest expense[1] decreased $1.5 million, or 2.9%, compared to the fourth quarter of 2025.
- The decrease was primarily driven by compensation and benefits, due to decreases in annual bonus expense and mortgage incentive compensation due to seasonality.
- Business services, software and technology expense decreased from the fourth quarter of 2025, primarily due to a reclassification of consulting services and other third-party vendor expenses from business services, software and technology expense to professional fees and assessments.
- Professional fees and assessments increased from the fourth quarter of 2025, primarily due to this expense reclassification, partially offset by a decrease in legal fees.

Year-Over-Year Highlights

- Adjusted noninterest expense[1] increased $1.2 million, or 2.5%, compared to the first quarter of 2025.
- The increase was primarily driven by compensation and benefits expense, primarily due to higher annual bonus expense, and occupancy and equipment expense, primarily driven by facility investment and the strategic realignment of locations from owned to leased space.
- The increase was partially offset by a decrease in other expenses, primarily due to the annual reset of the $33.5 million core deposit intangible recorded in connection with the HMNF acquisition in the fourth quarter of 2024.

1. Excludes HMNF acquisition-related expenses and severance and signing bonus expenses. See "Total adjusted noninterest expense items" in the "Non-GAAP Disclosure Reconciliation."
2. Consists of intangible amortization, marketing and business development, supplies and postage, travel, mortgage and lending, and other noninterest expense.

ASSET QUALITY AND RESERVE LEVELS

NPAs / Assets %



0.10%
0.22%
1.20%
1.33%
1.02%
2022
2023
2024
2025
1Q 2026

	2022	2023	2024	2025	1Q 2026
NCO/ Avg Loans[1]	0.02%	(0.04)%	0.13%	0.05%	0.71%

Reserves / Loans & Reserves / NPLs (%)



Reserves/Loans
Reserves/NPLs
1.27%
1.30%
1.50%
1.53%
1.25%
821%
410%
95%
90%
94%
2022
2023
2024
2025
1Q 2026

$ in thousands

	2022	2023	2024	2025	1Q 2026
Nonaccrual loans	$3,794	$8,596	$54,433	$69,065	$53,881
Accruing loans 90+ days past due	-	139	8,453	-	-
Total NPLs	$3,794	$8,735	$62,886	$69,065	$53,881

Criticized Loans

$ in thousands



$35,285
$61,563
$198,281
$149,162
$132,459
1.44%
2.23%
4.97%
3.68%
3.28%
2022
2023
2024
2025
1Q 2026
Criticized Loans
Criticized Loans to Total Loans

Highlights

- Net charge-offs of $7.0 million in the first quarter of 2026 resulted in net charge-offs to average loans[1] of 71 bps.
- The quarter-over-quarter increase in net charge-offs was primarily due to charge-offs of $6.4 million related to one non-accruing long-term commercial and industrial client relationship.
- Reserves to total loans ratio was 1.25% on March 31, 2026, a decrease of 28 bps from December 31, 2025.
- Total nonperforming assets were $54.0 million as of March 31, 2026, a decrease of $15.4 million from December 31, 2025.
- Recorded a provision release of $4.9 million for the first quarter of 2026.

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

CAPITAL AND SOURCES OF LIQUIDITY

Capital Ratios

CET1



13.4%
11.8%
9.9%
10.3%
10.6%
4.5%
2022
2023
2024
2025
1Q 2026

Total Risk Based Capital



16.5%
14.8%
12.5%
12.9%
13.2%
8%
2022
2023
2024
2025
1Q 2026

Tier 1 Capital & Tier 1 Leverage



11.3%
13.7%
10.6%
12.1%
8.7%
10.1%
8.9%
10.5%
9.3%
10.8%
6%
4%
Tier 1 Capital
Leverage
2022
2023
2024
2025
1Q 2026
Tier 1 Leverage
Tier 1 Capital

Regulatory Capital Minimum to be considered adequately capitalized.

Tangible Book Value[1] & Book Value



$ per share
$14.37
$17.85
$15.46
$18.71
$14.44
$19.55
$17.55
$22.24
$18.15
$22.79
2022
2023
2024
2025
1Q 2026
TBV per Share
BV per Share

Liquidity

$ in thousands

Total assets	$ 5,287,971
Cash and cash equivalents	128,826
Unencumbered securities AFS	267,290
Overcollateralized securities pledging positions - AFS	33,084
Total On Balance Sheet Liquidity[2]	**429,200**
FHLB borrowing capacity	1,062,567
FRB Discount Window Capacity	38,523
Fed funds lines	127,000
Brokered CD capacity[3]	1,049,192
Total Off Balance Sheet Liquidity	**2,277,282**
Total Liquidity as of March 31, 2026	**$ 2,706,482**
Total Liquidity (Ex-brokered CD Capacity)	***$ 1,657,290***

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Excludes unencumbered HTM securities with a market value of $439.4 million.
3. The Company had $8.4 million of brokered deposits as of March 31, 2026.

OUTLOOK

Full Year

	Comparison		FY 2026 Guidance[1]
Loans *End of period*	$4.0b *12/31/2025*	»	Up mid-single digits
Deposits *End of period*	$4.2b *12/31/2025*	»	Up low-single digits
NIM[2]/[3]	3.53% *2025*	»	3.55-3.65%
Adjusted Noninterest Income[3]	$119m *2025*	»	Up mid-single digits
Adjusted Revenue[3]	$291m *2025*	»	Up mid-single digits
Adjusted Noninterest Expense[3]	$200m *2025*	»	Up low-single digits
Adjusted ROA[3]	1.35% *2025*	»	>1.25%

1. The guidance, as shown, uses the assumption that the Federal funds rate remains static as of 3/31/2026 through 12/31/2026.
2. Tax-equivalent net interest margin.
3. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."

KEY TAKEAWAYS

A Robust First Quarter Brings Strong Momentum for 2026

EARNINGS	*Net interest income and our diversified noninterest income will continue to be a strong differentiator.*
BALANCE SHEET	*We continue to focus on disciplined growth to help deliver a sustainable core banking franchise.*
ASSET & CAPITAL STRENGTH	*Robust capital and reserve levels, along with our diversification, keeps us well positioned for long-term strategic growth.*
VALUE CREATION	*We remain committed to continued improvement of our core businesses in order to drive returns higher and maintain top-tier performance.*


ALERUS

Appendix

Office in Grand Forks, North Dakota

DIVISIONAL INCOME STATEMENT

($ dollars in thousands)

Quarter ended March 31, 2026	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 45,545	$ -	$ -	$ (633)	$ 44,912
Provision for loan losses	(4,883)	-	-	-	(4,883)
Noninterest income (loss)[1]	6,348	17,406	7,237	(144)	30,847
Noninterest expense	27,393	14,609	5,727	2,663	50,392
Net income (loss) before taxes	**$ 29,383**	**$ 2,797**	**$ 1,510**	**$ (3,440)**	**$ 30,250**

Quarter ended December 31, 2025	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 45,819	$ -	$ -	$ (645)	$ 45,174
Provision for loan losses	(308)	-	-	-	(308)
Noninterest income (loss)[1]	(61,264)	17,260	7,438	(383)	(36,949)
Noninterest expense	28,562	14,812	5,620	2,887	51,881
Net income (loss) before taxes	**$ (43,699)**	**$ 2,448**	**$ 1,818**	**$ (3,915)**	**$ (43,348)**

Quarter ended March 31, 2025	Banking Services	Retirement and Benefit Services	Wealth Advisory Services	Corporate Administration	Consolidated
Net interest income	$ 41,807	$ -	$ -	$ (650)	$ 41,157
Provision for loan losses	863	-	-	-	863
Noninterest income (loss)[1]	4,647	16,106	6,905	(26)	27,632
Noninterest expense	29,211	13,617	4,837	2,700	50,365
Net income (loss) before taxes	**$ 16,380**	**$ 2,489**	**$ 2,068**	**$ (3,376)**	**$ 17,561**

1. Banking noninterest income (loss) consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.

LOAN PORTFOLIO BREAKDOWN

	December 31, 2025			March 31, 2026		
($ in thousands)		Balance	Percent of Portfolio		Balance	Percent of Portfolio
Commercial and business lending:						
General business	$	290,008	7.2%	$	356,240	8.8%
Services		237,966	5.9%		215,487	5.3%
Retail trade		101,374	2.5%		66,439	1.6%
Manufacturing		107,485	2.7%		109,281	2.7%
CRE - Owner Occupied		427,260	10.6%		444,276	11.0%
Total commercial and busines lending		**1,164,093**	**28.9%**		**1,191,723**	**29.4%**
Investor commercial real estate:						
Construction, land and development		246,238	6.1%		146,897	3.6%
Multifamily		383,505	9.5%		392,097	9.7%
Non-owner occupied						
Office		142,095	3.5%		139,175	3.4%
Industrial		193,041	4.8%		199,122	4.9%
Retail		116,735	2.9%		127,003	3.1%
Hotel		110,022	2.7%		109,363	2.7%
Medical Office		174,891	4.3%		208,375	5.2%
Medical or nursing facility		85,918	2.1%		137,800	3.4%
Other commercial real estate		53,160	1.3%		55,501	1.5%
Total non-owner occupied		875,862	21.6%		976,339	24.2%
Total investor commercial real estate		**1,505,605**	**37.2%**		**1,515,333**	**37.5%**
Agricultural:						
Land		64,799	1.6%		54,028	1.3%
Production		62,500	1.5%		50,983	1.3%
Total agricultural		**127,299**	**3.1%**		**105,011**	**2.6%**
Consumer						
Residential real estate first lien		874,737	21.6%		851,551	21.1%
Residential real estate construction		33,703	0.8%		32,872	0.9%
Residential real estate HELOC		260,883	6.4%		262,131	6.5%
Residential real estate junior lien		36,844	0.9%		35,783	0.9%
Other Consumer		44,858	1.1%		40,340	1.1%
Total consumer		**1,251,025**	**30.8%**		**1,222,677**	**30.5%**
Total loans	**$**	**4,048,022**	**100.0%**	**$**	**4,034,744**	**100.0%**

LINE OF CREDIT UTILIZATION


C&I
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$ in thousands
2022
2023
2024
2025
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
60%
50%
40%
30%
20%
10%
0%
Funded
Unfunded
Funded %


Home Equity Lines of Credit
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$ in thousands
2022
2023
2024
2025
1Q 2025
2Q 2025
3Q 2025
4Q 2025
1Q 2026
60%
50%
40%
30%
20%
10%
0%
Funded
Unfunded
Funded %

Commercial and industrial loans includes revolving C&I loans and other loans. It excludes non-revolving C&I loans, and ag production.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Changes in the ACL for Loans by Portfolio Segment

	Three months ended March 31, 2026				
($ in thousands)	Beginning Balance	Provision for (Recovery of) Credit Losses[1]	Loan Charge-offs	Loan Recoveries	Ending Balance
Commercial					
Commercial and business lending					
Commercial and industrial	$ 16,216	$ 1,791	$ (6,565)	$ 186	$ 11,628
CRE - Owner occupied	3,097	496	—	11	3,604
Total commercial and business lending	19,313	2,287	(6,565)	197	15,232
Investor commercial real estate					
Construction, land and development	13,210	(6,469)	—	—	6,741
Multifamily	4,380	(125)	(556)	—	3,699
Non-owner occupied	11,006	(77)	—	—	10,929
Total investor commercial real estate	28,596	(6,671)	(556)	—	21,369
Agricultural					
Land	959	(107)	—	—	852
Production	623	(299)	—	194	518
Total Agriculture	1,582	(406)	—	194	1,370
Total commercial	**49,491**	**(4,790)**	**(7,121)**	**391**	**37,971**
Consumer					
Residential real estate					
First lien	9,358	(236)	—	—	9,122
Construction	274	23	—	—	297
HELOC	1,787	343	—	—	2,130
Junior lien	395	224	(212)	—	407
Total residential real estate	11,814	354	(212)	—	11,956
Other consumer	610	52	(113)	29	578
Total Consumer	**12,424**	**406**	**(325)**	**29**	**12,534**
Total	**$ 61,915**	**$ (4,384)**	**$ (7,446)**	**$ 420**	**$ 50,505**

1. The difference in the credit loss expense reported herein compared to the consolidated statements of income is associated with the credit loss expense of $0.5 million related to off-balance sheet credit exposure and $5.0 thousand related to held-to-maturity investment securities.

ALLOWANCE FOR CREDIT LOSSES ON LOANS

Allocation by Loan Portfolio Segment

($ in thousands)	December 31, 2025 Allocated Allowance	December 31, 2025 Percentage of segment allowance to segment loans	March 31, 2026 Allocated Allowance	March 31, 2026 Percentage of segment allowance to segment loans
Commercial and industrial	$ 16,216	2.20%	$ 11,628	1.56%
CRE - Owner occupied	3,097	0.72%	3,604	0.81%
CRE - Construction, land and development	13,210	5.36%	6,741	4.59%
CRE - Multifamily	4,380	1.14%	3,699	0.94%
CRE - Non-owner occupied	11,006	1.26%	10,929	1.12%
Agricultural - Land	959	1.48%	852	1.58%
Agricultural - Production	623	1.00%	518	1.02%
Residential real estate first lien	9,358	1.07%	9,122	1.07%
Residential real estate construction	274	0.81%	297	0.90%
Residential real estate HELOC	1,787	0.68%	2,130	0.81%
Residential real estate junior lien	395	1.07%	407	1.14%
Other Consumer	610	1.36%	578	1.43%
Total loans	**$ 61,915**	**1.53%**	**$ 50,505**	**1.25%**

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	Quarterly 1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
Total Assets	$ 5,339,620	$ 5,323,822	$ 5,330,573	$ 5,230,084	$ 5,287,971
Total Loans	4,085,483	4,044,657	4,102,075	4,048,022	4,034,744
Total Deposits	4,485,291	4,337,468	4,412,653	4,192,003	4,347,882
Tangible Common Equity[1]	387,426	409,059	429,300	445,929	457,662
Retirement and Benefit Services AUA/AUM[2]	$ 39,925,596	$ 42,451,544	$ 44,005,277	$ 44,925,311	$ 42,273,839
Wealth Advisory Services AUA/AUM	4,500,852	4,613,102	4,812,250	4,850,600	4,792,609
Mortgage Originations	70,593	134,634	142,768	136,780	94,434
Net Income (Loss)	$ 13,315	$ 20,253	$ 16,924	$ (33,050)	$ 22,971
ROAA (%)	1.02	1.53	1.27	(2.50)	1.79
ROATCE(%)[1]	16.50	22.65	18.48	(28.15)	21.85
Net Interest Margin (FTE) (%)[1]	3.41	3.51	3.50	3.69	3.77
Efficiency Ratio (FTE) (%)[1]	68.76	60.66	65.34	557.48	63.39
Non-Int. Income (Loss)/Op. Rev. (%)	40.17	42.47	40.56	(449.23)	40.72
Earnings (loss) per common share - diluted	$ 0.52	$ 0.78	$ 0.65	$ (1.27)	$ 0.89
Common Equity Tier 1 Captial Ratio (%)	10.10	10.54	10.84	10.28	10.60
Tang. Cmn. Equity/Tang. Assets (%)[1]	7.43	7.87	8.24	8.72	8.85
Loans/Deposits (%)	91.09	93.25	92.96	96.57	92.80
NPLs/Loans (%)	1.24	1.27	1.45	1.71	1.34
NPAs/Assets (%)	0.96	0.98	1.13	1.33	1.02
Criticized Loans/Loans (%)	5.64	5.26	4.66	3.68	3.28
Allowance/NPLs (%)	122.59	115.15	104.16	89.65	93.73
Allowance/Loans (%)	1.52	1.47	1.51	1.53	1.25
NCOs/Average Loans (%)[1]	0.04	0.37	(0.17)	(0.03)	0.71

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Data is approximate based on the data available at the time of release.

FINANCIAL HIGHLIGHTS

($ in thousands, except where otherwise noted)	2021	2022	2023	2024	2025	21 - '25 CAGR
			Annual			
Total Assets	$ 3,392,691	$ 3,779,637	$ 3,907,713	$ 5,261,673	$ 5,230,084	11.4%
Total Loans	1,758,020	2,443,994	2,759,583	3,992,534	4,048,022	23.2%
Total Deposits	2,920,551	2,915,484	3,095,611	4,378,410	4,192,003	9.5%
Tangible Common Equity[1]	307,663	287,330	305,186	365,894	445,929	9.7%
Retirement and Benefit Services AUA/AUM[2]	$ 36,732,938	$ 32,122,520	$ 36,682,425	$ 40,728,699	$ 44,925,311	5.2%
Wealth Advisory Services AUA/AUM	4,039,931	3,562,648	4,018,846	4,579,189	4,850,600	4.7%
Mortgage Originations	1,836,064	812,314	364,114	334,318	484,775	
Net Income (Loss)	$ 52,681	$ 40,005	$ 11,696	$ 17,780	$ 17,439	
ROAA (%)	1.66	1.14	0.31	0.39	0.33	
ROATCE(%)[1]	18.89	15.09	5.37	7.14	6.29	
Net Interest Margin (FTE) (%)[1]	2.90	3.04	2.46	2.56	3.53	
Efficiency Ratio (FTE) (%)[1]	70.02	72.86	85.85	77.92	84.10	
Non-Int. Income (Loss)/Op. Rev. (%)	62.86	52.72	47.74	51.78	23.12	
Earnings (loss) per common share - diluted	2.97	2.10	0.58	0.83	0.68	
Common Equity Tier 1 Captial Ratio (%)	14.65	13.39	11.82	9.91	10.28	
Tang. Cmn. Equity/Tang. Assets (%)[1]	9.21	7.74	7.94	7.13	8.72	
Loans/Deposits (%)	60.19	83.83	89.15	91.19	96.57	
NPLs/Loans (%)	0.12	0.16	0.32	1.58	1.71	
NPAs/Assets (%)	0.09	0.10	0.22	1.20	1.33	
Criticized Loans/Loans (%)	1.21	1.44	2.23	4.97	3.68	
Allowance/NPLs (%)	1,437.05	820.93	410.34	95.30	89.65	
Allowance/Loans (%)	1.80	1.27	1.30	1.50	1.53	
NCOs/Average Loans (%)[1]	(0.04)	0.02	(0.04)	0.13	0.05	

1. Represents a non-GAAP financial measure. See "Non-GAAP Disclosure Reconciliation."
2. Data is approximate based on the data available at the time of release.

NON-GAAP DISCLOSURE RECONCILIATION

	Quarterly				
($ in thousands, except where otherwise noted)	1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 514,232	$ 533,155	$ 550,687	$ 564,934	$ 574,693
Less: Goodwill	85,634	85,634	85,634	85,634	85,634
Less: Other intangible assets	41,172	38,462	35,753	33,371	31,397
Tangible common equity (a)	387,426	409,059	429,300	445,929	457,662
Total assets	5,339,620	5,323,822	5,330,572	5,230,084	5,287,971
Less: Goodwill	85,634	85,634	85,634	85,634	85,634
Less: Other intangible assets	41,172	38,462	35,753	33,371	31,397
Tangible assets (b)	5,212,814	5,199,726	5,209,185	5,111,079	5,170,940
Tangible common equity to tangible assets (a)/(b)	7.43%	7.87%	8.24%	8.72%	8.85%
Tangible book value per common share					
Tangible common equity (a)	387,426	409,059	429,300	445,929	457,662
Common shares issued and outstanding (c)	25,366	25,389	25,397	25,406	25,214
Tangible book value per common share (a)/(c)	$ 15.27	$ 16.11	$ 16.90	$ 17.55	$ 18.15
Return on average tangible common equity					
Net income (loss)	$ 13,315	$ 20,253	$ 16,924	$ (33,050)	$ 22,971
Add: Intangible amortization expense (net of tax)[1]	2,141	2,141	2,141	1,882	1,559
Net income (loss), excluding intangible amortization (d)	15,456	22,394	19,065	(31,168)	24,530
Average total equity	499,224	513,606	524,459	552,106	566,563
Less: Average goodwill	85,634	85,634	85,634	85,634	85,634
Less: Average other intangible assets (net of tax)[1]	33,718	31,436	29,540	27,270	25,664
Average tangible common equity (e)	379,872	396,536	409,285	439,202	455,265
Return on average tangible common equity (d)/(e)	16.50%	22.65%	18.48%	(28.15)%	21.85%
Efficiency ratio					
Noninterest expense	$ 50,365	$ 48,438	$ 50,541	$ 51,881	$ 50,392
Less: Intangible amortization expense	2,710	2,710	2,710	2,382	1,974
Noninterest expense excluding intangible amortization (f)	47,655	45,728	47,831	49,499	48,418
Net interest income	41,157	43,032	43,136	45,174	44,912
Noninterest income (loss)	27,632	31,763	29,430	(36,949)	30,847
Tax-equivalent adjustment for loans and securities	520	592	638	654	619
Total tax-equivalent revenue (g)	69,309	75,387	73,204	8,879	76,378
Efficiency ratio (f)/(g)	68.76%	60.66%	65.34%	557.48%	63.39%
Pre-provision net revenue					
Net interest income	$ 41,157	$ 43,032	$ 43,136	$ 45,174	$ 44,912
Add: Noninterest income (loss)	27,632	31,763	29,430	(36,949)	30,847
Less: Noninterest expense	50,365	48,438	50,541	51,881	50,392
Pre-provision net revenue (loss)	18,424	26,357	22,025	(43,656)	25,367

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Quarterly 1Q 2025	2Q 2025	3Q 2025	4Q 2025	1Q 2026	Twelve Months Ended March 31, 2026
Adjusted noninterest income						
Noninterest income (loss)	$ 27,632	$ 31,763	$ 29,430	$ (36,949)	$ 30,847	
Less: Adjusted noninterest income (loss) items						
Net gains (losses) on investment securities	—	—	—	(68,403)	—	
Net gains (losses) on sale of loans	—	2,115	(35)	—	—	
Net gains (losses) on sale/disposal of premises and equipment	—	(84)	—	(445)	(21)	
Total adjusted noninterest income (loss) items (a)	—	2,031	(35)	(68,848)	(21)	
Adjusted noninterest income (b)	27,632	29,732	29,465	31,899	30,868	
Adjusted Noninterest income as a percentage of adjusted revenue						
Adjusted noninterest income (b)	$ 27,632	$ 29,732	$ 29,465	$ 31,899	$ 30,868	$ 121,964
Net interest income (c)	41,157	43,032	43,136	45,174	44,912	176,254
Adjusted revenue (b) + (c) = (d)	68,789	72,764	72,601	77,073	75,780	298,218
Adjusted noninterest income as a percentage of adjusted revenue (b)/(d)	40.17%	40.86%	40.58%	41.39%	40.73%	40.90%
Adjusted banking fees and other income[1]						
Banking fees and other income (loss)[2]	$ 4,621	$ 8,376	$ 6,374	$ (61,647)	$ 6,204	$ (40,693)
Less: Net gains (losses) on investment securities	—	—	—	(68,403)	—	(68,403)
Less: Net gains (losses) on sale of loans	—	2,115	(35)	—	—	2,080
Less: Net gains (losses) on sale/disposal of premises and equipment	—	(84)	—	(445)	(21)	(550)
Adjusted banking fees and other income[1] (e)	4,621	6,345	6,409	7,201	6,225	26,180
Adjusted revenue (d)	$ 68,789	$ 72,764	$ 72,601	$ 77,073	$ 75,780	298,218
Adjusted banking fees and other income as a percentage of adjusted revenue (e)/(d)	6.72%	8.72%	8.83%	9.34%	8.21%	8.78%
Adjusted noninterest expense						
Noninterest expense	$ 50,365	$ 48,438	$ 50,541	$ 51,881	$ 50,392	
Less: Adjusted noninterest expense items						
HMNF merger- and acquisition-related expenses	286	11	(43)	(112)	(34)	
Severance and signing bonus expense[2]	1,027	(23)	104	212	167	
Total adjusted noninterest expense items (f)	1,313	(12)	61	100	133	
Adjusted noninterest expense (g)	49,052	48,450	50,480	51,781	50,259	
Adjusted pre-provision net revenue						
Net interest income	$ 41,157	$ 43,032	$ 43,136	$ 45,174	$ 44,912	
Add: Adjusted noninterest income (b)	27,632	29,732	29,465	31,899	30,868	
Less: Adjusted noninterest expense (g)	49,052	48,450	50,480	51,781	50,259	
Adjusted pre-provision net revenue (h)	19,737	24,314	22,121	25,292	25,521	
Adjusted Efficiency ratio						
Adjusted noninterest expense (f)	$ 49,052	$ 48,450	$ 50,480	$ 51,781	$ 50,259	
Less: Intangible amortization expense	2,710	2,710	2,710	2,382	1,974	
Adjusted noninterest expense for efficiency ratio (i)	46,342	45,740	47,770	49,399	48,285	
Tax-equivalent revenue						
Net interest income	41,157	43,032	43,136	45,174	44,912	
Add: Adjusted noninterest income (b)	27,632	29,732	29,465	31,899	30,868	
Add: Tax-equivalent adjustment for loans and securities	520	592	638	654	619	
Total tax-equivalent revenue (j)	69,309	73,356	73,239	77,727	76,399	
Adjusted efficiency ratio (i)/(j)	66.86%	62.35%	65.22%	63.55%	63.20%	

1. Banking fees and other revenue consists of service charges on deposit accounts, mortgage income, interchange income and other noninterest income.
2. Includes HMNF acquisition-related personnel expenses.

NON-GAAP DISCLOSURE RECONCILIATION

Lettered items are continued from the prior slide *($ in thousands, except for per share data and where otherwise noted)*	Quarterly 1Q 2025	 2Q 2025	 3Q 2025	 4Q 2025	 1Q 2026
Adjusted net income					
Net income (loss)	$ 13,315	$ 20,253	$ 16,924	$ (33,050)	$ 22,971
Less: Adjusted noninterest income (loss) items (net of tax)[1] (a)	-	1,604	(28)	(54,390)	(17)
Add: Adjusted noninterest expense items (net of tax)[1] (g)	1,037	(9)	48	79	105
Adjusted net income (k)	14,352	18,640	17,000	21,419	23,093
Adjusted return on average assets					
Average total assets (l)	5,272,319	5,302,728	5,273,306	5,252,046	5,218,515
Adjusted return on average total assets (k)/(l)	1.10%	1.41%	1.28%	1.62%	1.79%
Adjusted return on average total equity					
Average total equity (m)	499,224	513,606	524,459	552,106	566,563
Adjusted return on average total equity (k)/(m)	11.66%	14.56%	12.86%	15.39%	16.53%
Adjusted pre-provision net revenue as a percentage of average total assets					
Adjusted pre-provision net revenue (h)	$ 19,737	$ 24,314	$ 22,121	$ 25,292	$ 25,521
Average total assets (l)	5,272,319	5,302,728	5,273,306	5,252,046	5,218,515
Adjusted pre-provision net revenue as a percentage of average total assets (h)/(l)	1.52%	1.84%	1.66%	1.91%	1.98%
Adjusted return on average tangible common equity					
Adjusted net income (k)	$ 14,352	$ 18,640	$ 17,000	$ 21,419	$ 23,093
Add: Intangible amortization expense (net of tax)[1]	2,141	2,141	2,141	1,882	1,559
Adjusted net income, excluding intangible amortization (n)	16,493	20,781	19,141	23,301	24,652
Average total equity (m)	499,224	513,606	524,459	552,106	566,563
Less: Average goodwill	85,634	85,634	85,634	85,634	85,634
Less: Average other intangible assets (net of tax)[1]	33,718	31,436	29,540	27,270	25,664
Average tangible common equity (o)	379,872	396,536	409,285	439,202	455,265
Adjusted return on average tangible common equity (n)/(o)	17.61%	21.02%	18.55%	21.05%	21.96%
Adjusted earnings per common share - diluted					
Adjusted net income (k)	$ 14,352	$ 18,640	$ 17,000	$ 21,419	$ 23,093
Less: Dividends and undistributed earnings allocated to participating securities	99	205	148	(462)	207
Adjusted net income available to common stockholders (p)	14,253	18,435	16,852	21,881	22,886
Weighted-average common shares outstanding for dileuted earnings per share (q)	25,653	25,714	25,713	25,710	25,679
Adjusted earnings per common share - diluted (p)/(q)	0.56	0.72	0.66	0.85	0.89
Net charge-offs (recoveries) to average loans					
Net charge-offs (recoveries)(r)	$ 407	$ 3,767	$ (1,715)	$ (311)	$ 7,027
Average total loans (s)	4,022,863	4,079,084	4,036,936	4,049,082	4,029,719
Net charge-offs (recoveries) to average loans (r)/(s)	0.04%	0.37%	(0.17)%	(0.03)%	0.71%
Net interest margin (on a tax-equivalent basis)					
Net interest income	41,157	43,032	43,136	45,174	44,912
Add: Tax equivalent adjustment for loans and securities	520	592	638	654	619
Net interest income (on a tax equivalent basis)[1] (t)	41,677	43,624	43,774	45,828	45,531
Average interest-earning assets (u)	4,949,729	4,988,946	4,965,849	4,926,530	4,901,399
Net interest margin (on a tax-equivalent basis)[1] (t)/(u)	3.41%	3.51%	3.50%	3.69%	3.77%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except where otherwise noted)	Annual 2021	2022	2023	2024	2025
Tangible common equity to tangible assets					
Total common stockholders' equity	$ 359,403	$ 356,872	$ 369,127	$ 495,410	$ 564,934
Less: Goodwill	31,490	47,087	46,783	85,634	85,634
Less: Other intangible assets	20,250	22,455	17,158	43,882	33,371
Tangible common equity (a)	307,663	287,330	305,186	365,894	445,929
Total assets	3,392,691	3,779,637	3,907,713	5,261,673	5,230,084
Less: Goodwill	31,490	47,087	46,783	85,634	85,634
Less: Other intangible assets	20,250	22,455	17,158	43,882	33,371
Tangible assets (b)	3,340,951	3,710,095	3,843,772	5,132,157	5,111,079
Tangible common equity to tangible assets (a)/(b)	9.21%	7.74%	7.94%	7.13%	8.72%
Tangible book value per common share					
Tangible common equity (a)	307,663	287,330	305,186	365,894	445,929
Common shares issued and outstanding (c)	17,213	19,992	19,734	25,345	25,406
Tangible book value per common share (a)/(c)	$ 17.87	$ 14.37	$ 15.46	$ 14.44	$ 17.55
Return on average tangible common equity					
Net income (loss)	$ 52,681	$ 40,005	$ 11,696	$ 17,780	$ 17,439
Add: Intangible amortization expense (net of tax)[1]	3,460	3,756	4,184	5,353	8,304
Net income (loss), excluding intangible amortization (d)	56,141	43,761	15,880	23,133	25,743
Average total equity	346,059	346,355	358,268	397,738	525,323
Less: Average goodwill	30,385	39,415	46,959	56,237	85,634
Less: Average other intangible assets (net of tax)[1]	18,548	17,018	15,624	17,534	30,470
Average tangible common equity (e)	297,126	289,922	295,685	323,967	409,219
Return on average tangible common equity (d)/(e)	18.89%	15.09%	5.37%	7.14%	6.29%
Efficiency Ratio					
Noninterest expense	$ 168,909	$ 158,770	$ 150,157	$ 180,675	$ 201,227
Less: Intangible amortization expense	4,380	4,754	5,296	6,776	10,511
Noninterest expense excluding intagible amortization (f)	164,529	154,016	144,861	173,899	190,716
Net interest income	87,099	99,729	87,839	107,045	172,499
Noninterest income (loss)	147,387	111,223	80,229	114,930	51,876
Tax equivalent adjustment for loans and securities	492	429	671	1,202	2,402
Total tax-equivalent revenue (g)	234,978	211,381	168,739	223,177	226,777
Efficiency ratio (f)/(g)	70.02%	72.86%	85.85%	77.92%	84.10%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Annual 2021	2022	2023	2024	2025
Adjusted net income excluding net gains (losses) on investment securities					
Net income (loss)	$ 52,681	$ 40,005	$ 11,696	$ 17,780	$ 17,439
Less: Net gains (losses) on investment securities (net of tax)[1]	-	-	(19,468)	-	(54,038)
Adjusted net income excluding net gains (losses) on investment securities (a)	52,681	40,005	31,164	17,780	71,477
Adjusted return on average tangible common equity excluding net gains (losses) on investment securities					
Adjusted net income excluding net gains (losses) on investment securities (a)	52,681	40,005	31,164	17,780	71,477
Add: Intangible amortization expense (net of tax)[1]	3,460	3,756	4,184	5,353	8,304
Adjusted net income excluding net gains (losses) on investment securities and intangible amortization (b)	56,141	43,761	35,348	23,133	79,781
Average total equity	$ 346,059	$ 346,355	$ 358,268	$ 397,738	$ 525,323
Less: Average goodwill	30,385	39,415	46,959	56,237	85,634
Less: Average other intangible assets (net of tax)[1]	18,548	17,018	15,624	17,534	30,470
Average tangible common equity (c)	297,126	289,922	295,685	323,967	409,219
Adjusted return on average tangible common equity excluding net gains (losses) on investment securities (b)/(c)	18.89%	15.09%	11.95%	7.14%	19.50%
Adjusted return on average assets excluding net gains (losses) on investment securities					
Average total assets (d)	3,178,820	3,500,655	3,817,017	4,503,483	5,277,867
Adjusted return on average assets excluding net gains (losses) on investment securities (a)/(d)	1.66%	1.14%	0.82%	0.39%	1.35%
Net charge-offs (recoveries) to average loans					
Net charge-offs (recoveries)(e)	$ (826)	$ 426	$ (1,065)	$ 4,154	$ 2,148
Average total loans (f)	1,856,686	2,059,435	2,535,073	3,099,015	4,047,034
Net charge-offs (recoveries) to average loans (e)/(f)	(0.04)%	0.02%	(0.04)%	0.13%	0.05%
Net interest margin (on a tax-equivalent basis)					
Net interest income	87,099	99,729	87,839	107,045	172,499
Add: Tax equivalent adjustment for loans and securities	492	429	671	1,202	2,402
Net interest income (on a tax-equivalent basis)[1] (g)	87,591	100,158	88,510	108,247	174,901
Average interest-earning assets (h)	3,018,172	3,298,644	3,592,476	4,221,873	4,957,720
Net interest margin (on a tax-equivalent basis)[1] (g)/(h)	2.90%	3.04%	2.46%	2.56%	3.53%

1. Adjusted items are shown after-tax using a 21% tax rate.

NON-GAAP DISCLOSURE RECONCILIATION

($ in thousands, except for per share data and where otherwise noted)	Annual 2025
Adjusted noninterest income	
Noninterest income (loss)	51,876
Less: Adjusted noninterest income (loss) items	
Net gains (losses) on investment securities	(68,403)
Net gains (losses) on sale of loans	2,080
Net gains (losses) on sale/disposal of premises and equipment	(530)
Total adjusted noninterest income (loss) items	(66,853)
Adjusted noninterest income (a)	118,729
Adjusted Revenue	
Net interest income	172,499
Adjusted noninterest income (a)	118,729
Adjusted revenue	291,228
Adjusted noninterest expense	
Noninterest expense	201,227
Less: Adjusted noninterest expense items	
HMNF acquisition-related expenses	142
Severance and signing bonus expense[1]	1,319
Total adjusted noninterest expense items	1,461
Adjusted noninterest expense (b)	199,766
Adjusted return on average assets	
Net income (loss)	17,439
Less: Adjusted noninterest income (loss) items (net of tax)[2] (a)	(52,814)
Add: Adjusted noninterest expense items (net of tax)[2] (b)	1,154
Adjusted net income (c)	71,407
Average total assets (d)	5,277,867
Adjusted return on average assets (c)/(d)	1.35%

1. Includes HMNF acquisition-related personnel expenses.
2. Adjusted items are shown after-tax using a 21% tax rate.